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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 6, 2003
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                Date of Report (Date of earliest event reported)

                            NPS PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       0-23272               87-0439579
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(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
         Incorporation)                   Number)         Identification Number)

                                 420 Chipeta Way
                           Salt Lake City, Utah 84108
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                    (Address of principal executive offices)

                                 (801) 583-4939
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              (Registrant's telephone number, including area code)

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ITEM 12: Results of Operations and Financial Condition

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." On November 6, 2003, NPS Pharmaceuticals, Inc. (the "Company") issued a press release announcing the Company's 2003 third quarter and nine month operating results. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2003                         NPS PHARMACEUTICALS, INC.

                                                By: /s/ HUNTER JACKSON
                                                    ---------------------------
                                                    Hunter Jackson
                                                    CEO, President and Chairman
                                                    of the Board


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                                  EXHIBIT INDEX

Exhibit
 Number                        Description
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  99.1      Press Release issued by NPS Pharmaceuticals, Inc. on November 6,
            2003 announcing the Company's 2003 third quarter and nine month operating results.